SCHEDULE 14A
                                 RULE 14a - 101
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (Amendment No. _____)


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
[X]   Definitive Proxy Statement                 by Rule 14s-6(e)(2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12


                              DHB CAPITAL GROUP INC
________________________________________________________________________________
                (Name or Registrant as Specified in Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

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[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)   Aggregate number of securities to which transaction applied:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials:

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[ ]   Check box if any part of the fee is offset as  provided by  Exchange Act
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previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

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(2)   Form, Schedule or Registration Statement No.:

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________________________________________________________________________________

(4)   Date Filed:

________________________________________________________________________________

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590

                                                               November 26, 2004

To Our Stockholders:

         You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of DHB Industries, Inc. (the "Company") to be held at the Company's Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069, on Thursday, December 30, 2004 at 4:00 p.m. local time. Your Board of Directors looks forward to greeting personally those stockholders able to be present.

         At the Annual  Meeting,  you will be asked (i) to elect six  directors,
(ii) to ratify the appointment of Weiser LLP as the Company's independent auditors for its 2004 fiscal year, and (iii) to consider and vote upon the Company's proposed 2004 Omnibus Equity Incentive Plan. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy, as well as a copy of the Company's 2003 Annual Report on Form 10-K/A, is included along with the Proxy Statement. These materials are being sent to stockholders on or about November 26, 2004.

         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may own, and whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

         We appreciate your cooperation, and look forward to seeing you at the Annual Meeting.

                                         Sincerely,

                                         /s/ DAVID H. BROOKS

                                         David H. Brooks
                                         Chairman and Chief Executive Officer

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY given that the 2004 Annual Meeting of Stockholders of DHB Industries, Inc. (the "Company") will be held on Thursday, December 30, 2004 at 4:00 p.m. local time at the Company's Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069. The Annual Meeting is being called for the following purposes:

         1. To elect six directors to hold office during the year following the Annual Meeting and until their successors are elected and qualified.

         2. To ratify the appointment of Weiser LLP as independent auditors for the Company for 2004.

         3. To consider and vote upon the Company's proposed 2004 Omnibus Equity Incentive Plan.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice along with the form of proxy.

         Only stockholders of record at the close of business on November 19, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
                                                      /s/  DAWN M. SCHLEGEL
                                                      _____________________
                                                      DAWN M. SCHLEGEL
                                                      SECRETARY

Westbury, New York
November 26, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED.

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590

                                 PROXY STATEMENT

                                November 26, 2004


This Proxy Statement is first being sent to stockholders on or about November 26, 2004 in connection with the solicitation by the Board of Directors of DHB Industries, Inc., a Delaware corporation (the "Company"), of proxies to be used at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, December 30, 2004 at 4:00 p.m. local time at the Company's Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069.

The Annual Meeting has been called for the following purposes: (1) electing six directors; (2) ratifying the appointment of Weiser LLP as independent auditors of the Company for 2004; (3) considering and voting upon the Company's proposed 2004 Omnibus Equity Incentive Plan (the "Plan"); and (4) transacting such other business as may properly come before the Annual Meeting.

The person named in the enclosed proxy has been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' proxies. She has indicated that, unless otherwise indicated in the enclosed proxy, she intends to vote for the election of the nominees listed below and in favor of Proposals 2 and 3 above.

Any stockholder signing and returning the enclosed form of proxy has the power to revoke it by giving written notice to the Secretary of the Annual Meeting or by the delivery of a later dated proxy. Presence at the Annual Meeting does not itself revoke the proxy. Proxies properly executed, duly returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions specified in the proxy. If no directions are given, the proxy will be voted "FOR" the election of the six director nominees and "FOR" Proposals 2 and 3.

The Company has no knowledge of any other matters to be presented at the Annual Meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the Annual Meeting, the person named in the proxy will vote in accordance with her judgment on such matters.

The close of business on November 19, 2004 has been fixed as the record date (the "Record Date") for the determination of holders of record of the shares of Common Stock entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 40,922,416 shares of Common Stock. Each share has one vote. A quorum consisting of a simple majority of all shares outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, is required for the purpose of considering all of the matters to come before the Annual Meeting. A quorum being present, directors are elected by a plurality of shares voted, and the ratification of the appointment of independent auditors and approval of the Plan require the affirmative vote of a simple majority of the votes cast.

At the Annual Meeting, broker "non-votes" and shares as to which a stockholder abstains or withholds a vote are included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast. However, broker non-votes, withheld votes and abstentions have the same effect as a vote against the proposals to ratify the appointment of the Company's independent auditors and to approve the Plan.

The Company is soliciting proxies in the enclosed form, and the Company will pay the expenses of soliciting such proxies. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, and facsimile or in person. The Company does not currently expect that it will retain a proxy solicitation firm. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders of the Company's Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Solicitation will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. No solicitation will be made by specifically engaged employees or soliciting agents.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Six directors will be elected at the Annual Meeting to serve for terms of approximately one year expiring on the date of the Annual Meeting in 2005. Each director of the Company is elected annually and holds office until the next annual meeting of stockholders and until his or her successor is duly elected. In the absence of instructions to the contrary, the shares represented by proxy will be voted for the election of the Board of Directors' nominees. Such nominees are listed below. All six nominees are currently directors of the Company.

Each individual nominated for election as a director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the persons named in the accompanying proxy intend to vote for the election of the balance of the named nominees and such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that any of the persons listed as nominees will be unable or unwilling to serve.

The Board of Directors recommends that each stockholder vote "FOR" the Board of Directors' nominees.

INFORMATION CONCERNING NOMINEES

The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.


                                                                                                DIRECTOR
NAME OF NOMINEE          AGE                  PRINCIPAL OCCUPATION                               SINCE
---------------          ---                  --------------------                               --------
David H. Brooks          49       Chairman and Chief Executive Officer of the Company              1992
Dawn M. Schlegel         35       Chief Financial Officer of the Company                           2000
Jerome Krantz            49       President of Krantz Financial Group                              2000
Gary Nadelman            52       Partner in a ladies apparel Manufacturer                         2001
Cary Chasin              57       Advertising Executive                                            2002
Barry Berkman            64       Attorney - Partner with Berkman Bottger & Rodd                   2003



         David H. Brooks, age 49, has served as the Chairman or Co-Chairman of the Company since its inception in 1992. Mr. Brooks has served as the Chief Executive Officer of the Company since July 2000, having previously served in that capacity prior to September 1998. Mr. Brooks also serves as Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc., a privately held venture capital firm.

         Dawn M. Schlegel, age 35, has been the Chief Financial Officer of the Company since September 1999. Mrs. Schlegel has also served as Treasurer and Secretary of the Company since September 1999, and was elected a Director as of July 2000. Prior thereto, Mrs. Schlegel was the Accounting Manager for the Company's operations and finances since 1996. Prior to joining the Company, Mrs. Schlegel was a Senior Accountant with Israeloff, Trattner & Co. CPAs, P.C., a certified public accounting firm, for more than five years.

         Jerome Krantz, age 49, has been a director of the Company since July 2000. Mr. Krantz has been the owner of and employed with Krantz Financial Group for over five years, and has over 25 years of experience in the insurance and financial industry. Mr. Krantz is a chartered life underwriter, a chartered financial consultant, and a registered investment advisor. Mr. Krantz currently serves as Chairman of the Audit and Compensation Committees of the Board of Directors.

         Gary Nadelman, age 52, has been a director of the Company since July 2001. Since 2003, Mr. Nadelman has been President of Ninety Holding, a subsidiary of Central Park West, a privately held clothing manufacturer. From 2002 to 2003, Mr. Nadelman was a partner in a privately held clothing manufacturer. Immediately prior thereto, he was the President of Synari, Inc., a manufacturer of women's sportswear and other apparel, for more than five years. Mr. Nadelman has over twenty years of experience in the apparel industry. Mr. Nadelman serves on the Audit and Compensation Committees of the Board of Directors.

         Cary Chasin, age 57, has been a Director of the Company since October 2002. Mr. Chasin has been an advertising executive at Star Community Publishing Group (formerly known as DSA Community Publishing) for three years. Immediately prior thereto, he owned and operated an apparel retail store. He was an employee of the Company from November 1999 through April 2000, working on special projects including the closing of the hard armor division. He has over 30 years' experience in owning and operating apparel retail, manufacturing and importing businesses. Mr. Chasin serves on the Audit and Compensation Committees of the Board of Directors.

         Barry Berkman, age 64, has been a Director of the Company since February 2003. Mr. Berkman has been a partner with Berkman Bottger & Rodd, a New York law firm, since 1994, and he is a member of the American Bar Association.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DAVID H. BROOKS, DAWN M. SCHLEGEL, JEROME KRANTZ, GARY NADELMAN, CARY CHASIN AND BARRY BERKMAN AS DIRECTORS.

BOARD AND COMMITTEE MEETINGS

The Company's directors serve for a term of approximately one year following their election at the Annual Meeting of Stockholders, and until their successors have been duly elected and qualified. The officers serve at the discretion of the Board of Directors. In 2003, there were a total of 22 meetings of the Board of Directors (including actions taken by written consent), and no director attended less than 75% of all meetings of the Board and the committees on which he or she served. The Company's directors discharge their responsibilities throughout the year by personal meetings and other communications, including frequent and considerable telephone contact with each other regarding matters of interest and concern to the Company. Formal action is customarily accomplished by the unanimous written consent of the directors.

The Company's Board of Directors has two committees, consisting of an Audit Committee and a Compensation Committee. In 2003, each of such Committees was comprised of three directors, Jerome Krantz, Gary Nadleman and Cary Chasin. None of such individuals is an officer or employee of the Company, and all of them are considered "independent" under Section 121(A) of the listing standards of the American Stock Exchange. The Board of Directors has determined that Jerome Krantz, a certified financial planner and registered investment advisor, is an "audit committee financial expert," and he is independent of management. In 2003, there were four meetings of the Audit Committee, and three meetings of the Compensation Committee. All members of each Committee attended all of such meetings.

The Board of Directors does not have a designated Nominating Committee. Rather, the entire Board participates in the identification and evaluation of qualified individuals to be presented for consideration by the stockholders, and the designation of those directors who will serve on the Audit and Compensation Committees. The Board has not previously received any recommendations for director candidates from stockholders, and has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, the Company's policy is to give due consideration to any and all such candidates, and in evaluating director nominees, the Board considers the appropriate size of the Board, the needs of the Company, the skills and experience of its directors, and familiarity with accounting standards and the

Company's industry. The Company does not pay fees to any third parties to assist in identifying potential nominees.

During 2003, directors who were not officers or employees of the Company did not receive any cash compensation for serving as such, but were reimbursed for their direct expenses incurred in connection with the discharge of their responsibilities. The Company has periodically granted stock options to all directors for their services. In January 2003, the then five members of the Board of Directors were each awarded 50,000 warrants exercisable at a $1.41 per share for five years. In July 2003, the additional board member (Barry Berkman) was issued 50,000 warrants exercisable at $4.33 per share for five years.

One director (Jerome Krantz) attended the Company's 2003 annual stockholders meeting.

CODE OF ETHICS

In June 2003, the Board of Directors adopted a Code of Ethics for the Company's CEO, CFO, Chief Accounting Officer, Controllers and other financial officers, a copy of which was attached as an exhibit to the Company's Form 10-K/A for the year ended December 31, 2003. The Company's Code of Ethics is intended to be a codification of the business and ethical principles which guide the Company, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable government laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to the Code of Ethics.

                             EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS

Set forth below is certain information regarding the Company's current executive officers:


         David H. Brooks, age 49, has served as the Chairman or Co-Chairman of the Company since its inception in 1992. Mr. Brooks has served as the Chief Executive Officer of the Company since July 2000, having previously served in that capacity prior to September 1998. Mr. Brooks also serves as Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc., a privately held venture capital firm.

         Dawn M. Schlegel, age 35, has been the Chief Financial Officer of the Company since September 1999. Mrs. Schlegel has also served as Treasurer and Secretary of the Company since September 1999, and was elected a Director as of July 2000. Prior thereto, Mrs. Schlegel was the Accounting Manager for the Company's operations and finances since 1996. Prior to joining the Company, Mrs. Schlegel was a Senior Accountant with Israeloff, Trattner & Co. CPAs, P.C., a certified public accounting firm, for more than five years.

         Sandra L. Hatfield, age 50, has been Chief Operating Officer of the Company since December 2000. From October 1996 until December 2000, she served as President of Point Blank Body Armor Inc., a subsidiary of the Company. For more than five years before that, she was the Vice President of Production at Protective Apparel Corporation of America, another subsidiary of the Company.

SUMMARY COMPENSATION

The following table sets forth certain summary information regarding the compensation earned or paid to the Company's Chief Executive Officer and to all other executive officers whose total salary and bonus for the year ended December 31, 2003 exceeded $100,000 (collectively, the "Named Executive Officers") for their services to the Company and its subsidiaries during fiscal 2003, 2002 and 2001:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM COMPENSATION
                                           ANNUAL COMPENSATION            AWARDS                       PAYOUTS
   Name and Principal       Year      Salary($)          Other          Restricted      Securities      LTIP          All Other
        Position                                        Annual             Stock        Underlying     Payouts     Compensation(2)
                                                    Compensation(1)    Award(s) ($)      Options/        ($)             ($)
                                                                                         SARs(#)
David H. Brooks,            2003         $625,000      $156,250              0               50,000       0          $1,000,000
Chairman and Chief          2002          575,000        68,750              0               25,000       0               0
Executive Officer           2001          525,000          0                 0               25,000       0               0

Sandra L. Hatfield,         2003         $163,068          0                 0                    0       0           $695,000
Chief Operating Officer     2002          163,068          0                 0               25,000       0               0
                            2001          163,497          0                 0                    0       0               0

Dawn M. Schlegel, Chief     2003         $140,625          0                 0               50,000       0           $100,000
Financial Officer           2002          140,625          0                 0               25,000       0               0
                            2001          103,718          0                 0              125,000       0               0

         (1) Although certain officers receive certain benefits, such as auto allowances and expense allowances, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the respective officer's annual salary and bonus.

         (2) Represents bonus payments. Does not include payments on behalf of Mr. Brooks described in the following paragraphs.

Pursuant to his 1996 employment agreement with the Company (which was superseded in 2000 by another employment agreement), Mr. Brooks was entitled to receive annual bonuses equal to 10% of the Company's net income in each year of the agreement. In 1997, Mr. Brooks permanently waived the right to all such bonuses, and the Compensation Committee of the Company's Board of Directors adopted a resolution (the "1997 Resolution") granting to Mr. Brooks the right to reimbursement for business and personal expenses in an aggregate annual amount not to exceed 10% of the Company's annual net income. Under both his 1996 employment agreement and his 2000 employment agreement (which remains in effect), the Company agreed to reimburse Mr. Brooks for all expenses associated with a Florida residence and office owned by an affiliate of Mr. Brooks, and expenses incurred in conducting business from his New York residence; and by resolution dated April 22, 2002, the Board of Directors authorized the Company to pay for all business trips related to the business use of an airplane owned by an affiliate of Mr. Brooks, at a total cost not to exceed the cost of comparable charter services. On August 12, 2004, the Compensation Committee formally repealed the 1997 Resolution, and the Audit Committee of the Company's

Board of Directors adopted a resolution (the "2004 Resolution") which specifically approved payment or reimbursement for the fair rental value of the Florida residence and office, the corporate use of the New York residence (in a net amount equal to the fair rental value of the allocable portion of the New York residence used to conduct Company business), and the Company use of the plane belonging to Mr. Brooks' affiliate at rates equivalent to comparable charter flights.

In 2003, the Company did not reimburse Mr. Brooks for certain expenses relating to the Florida residence and office, the New York home office and the use of Mr. Brooks' affiliate's airplane. The unreimbursed expenses relating to the Florida residence and office were estimated (utilizing applicable depreciation schedules contained in the U.S. Master Tax Guide) to be approximately $251,000, the allocable cost of the use of the New York home office was estimated (again using applicable depreciation schedules from the U.S. Master Tax Guide) to be approximately $12,800, and the Company's use of the private airplane was valued at approximately $457,000 (based on comparable charter rates). In the year 2003, a total of approximately $322,000 of personal expenses were charged by Mr. Brooks to Company credit cards, which was more than offset by Mr. Brooks and his affiliate not receiving reimbursement from the Company of a total of approximately $721,000. Mr. Brooks and his affiliates have waived all rights to reimbursement in respect of such amounts.

On a cumulative basis from 1997 through 2003, utilizing the same calculation methodology described above, unreimbursed costs relating to the Florida residence and office, the New York home office and the private airplane, and unpaid salary under his employment contracts, totaled approximately $2,769,000 (consisting of approximately $1,228,000 in respect of the Florida residence and office, $90,000 in respect of the New York home office, $953,000 in respect of the private airplane, and $498,000 in respect of unpaid salary). In this same period, a total of approximately $2,000,000 was charged by Mr. Brooks to Company credit cards for personal expenses and other expenses that could not be clearly characterized as business expenses. The Company also paid by check or cash relatively small amounts for other non-business expenses of Mr. Brooks and his affiliates. In each of such years and for the 1997 to 2003 period as a whole, netting these totals against one another yields a net balance due to Mr. Brooks and his affiliate. Mr. Brooks and his affiliate have waived all rights to reimbursement in respect of all unreimbursed amounts. In addition, Mr. Brooks has waived any claim for accrued or unpaid amounts that could still be due to him under the 1997 Resolution.

The Company recognizes that its prior periodic reports as filed with the SEC omitted disclosure of the 1997 Resolution and omitted specific disclosure of the offsetting unreimbursed personal and business expenses, all of which would have assisted in a fuller understanding of the Company's business, operations and commitments. In 2004, consistent with the repeal of the 1997 Resolution, Mr. Brooks has reimbursed the Company for all personal expenditures made by him in 2004 on Company credit cards, and the Company has maintained specific records to reflect the specific reimbursement authorized by the 2004 Resolution; accordingly, disclosures regarding executive compensation and related party transactions in 2004 and thereafter are expected to include specific disclosures of the amounts reimbursable pursuant to the 2004 Resolution.

EMPLOYMENT AGREEMENTS

In July 2000, Mr. Brooks and the Company entered into a five-year employment agreement. Pursuant to the agreement, Mr. Brooks received an annual salary of $500,000 through July 2001, with annual increases of $50,000 thereafter. On the effective date of the agreement, Mr. Brooks received warrants to purchase 3,750,000 shares of Common Stock exercisable at $1.00 per share and vesting 20% in July 2000 and in 20% annual increments thereafter. The warrants expire in July 2010. As the Company has businesses in Florida and requires Mr. Brooks to spend considerable time there, this agreement includes provisions for certain of his Florida expenses.

Until 2004, Mr. Brooks was also entitled to be reimbursed for certain costs and expenses, in accordance with the 1997 Resolution described above. Mr. Brooks has waived all rights with respect to any outstanding reimbursement obligations, and the 1997 Resolution was repealed on August 12, 2004. See "Executive Compensation-Summary Compensation" above.

In 2003, the Compensation Committee adopted a resolution providing that, upon a change of control of the Company, all unvested warrants held by directors and executive officers would vest and become immediately exercisable, management would be entitled to a buyout of their leased company cars, and severance payments equal to four months base salary in the event of the termination of their respective employment with the Company within six months after the effective date of the change of control.

OPTION/SAR GRANTS

The Company made warrant grants to the Named Executive Officers in the fiscal year ended December 31, 2003, and the potential realizable values of such warrants at the end of their terms, assuming certain levels of stock price appreciation, are as follows:


                        WARRANT/SAR GRANTS IN FISCAL 2003

INDIVIDUAL GRANTS
                            Number of
                            Securities       % of Total                                         Potential Realized Value at
                            underlying      Warrants/SARs                                      Assumed Annual Rates of Stock
                            warrants /       Granted to        Exercise or                     Price Appreciation for Warrant
                              SAR's(1)      Employees in       Base Price       Expiration                Term(2):
          Name               Granted         Fiscal Year        ($/Share)          Date             5%               10%
          ----               -------         -----------        ---------          ----             --               ---
David H. Brooks               50,000             4%               $1.41          1/15/08          $69,319          $78,101

Sandra L. Hatfield              0                0%                --               --              --               --

Dawn M. Schlegel              50,000             4%               $1.41          1/15/08          $69,319          $78,101

(1) The Company has no SAR's.

(2) These amounts assume hypothetical appreciation rates of 5% and 10% over the term of the option, as required by the SEC, and are not intended to forecast the appreciation of the stock price. No gain to the Named Executive Officers will occur unless the price of the Company's common shares exceeds the options' exercise price.


AGGREGATED WARRANT / OPTION  EXERCISES AND FISCAL YEAR-END WARRANT/OPTION VALUES

The following table sets forth information regarding the exercise of stock warrants during 2003 and the number and value of unexercised warrants/options held by each of the Named Executive Officers at December 31, 2003. The table does not include warrants provided to Mr. Brooks in capacities other than as a director or officer of the Company. The Company has not granted any SAR's.



             AGGREGATED WARRANT/OPTION EXERCISES IN FISCAL 2003 AND
                      FISCAL YEAR END WARRANT/OPTION VALUES
                                                                        Number of                            Value of
                                                                  Securities Underlying                    Unexercised
                                                                       Unexercised                         In-the-Money
                                                                  Warrants / Options at               Warrants / Options at
                                                                     Fiscal Year-End                    Fiscal Year-End(1)
                          -------------------------------------------------------------------------------------------------------
          Name                 Shares           Value         Exercisable     Unexercisable       Exercisable      Unexercisable
          ----              Acquired on      Realized ($)     -----------     -------------       -----------      -------------
                            Exercise (#)     ------------
                            ------------
David H. Brooks           -0-              N/A                    3,125,000      750,000          $18,464,250        $4,492,500
Sandra L. Hatfield        -0-              N/A                      325,000      100,000           1,394,000          599,000
Dawn M. Schlegel          -0-              N/A                      205,000        -0-             2,321,400            -0-

         1. Based on the closing price on December 31, 2003 of $6.99 for a share of the Company's Common Stock.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Messrs.  Krantz,  Nadelman  and Chasin  served as  members  of the  Compensation
Committee during the 2003 fiscal year. None of Messrs. Krantz, Nadelman or Chasin (i) was an officer or employee of the Company or any of its subsidiaries during the 2003 fiscal year, (ii) was formerly an officer of the Company or any of its subsidiaries; or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K (Certain Relationships and Related Transactions) promulgated under the Securities Exchange Act of 1934.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION


The compensation of the Company's executive officers is generally determined by either the Board of Directors or the Compensation Committee of the Board of Directors, subject to approval by the Board of Directors, and subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not an employee of the Company or any of its affiliates.

GENERAL POLICIES

The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve its corporate objectives, and thereby increase stockholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's businesses. To attain these objectives, the Company's executive compensation program includes a competitive base salary and stock-based compensation.

Stock warrants are granted to employees, including the Company's executive officers, by the Board or the Compensation Committee. The Compensation Committee believes that stock warrants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Incentive stock warrants are awarded with an exercise price equal to the market value of Common Stock on the date of grant, and all warrants have a maximum term of ten years and generally become exercisable not less than six months after the date of grant. Among the Company's executive officers, the number of shares subject to warrants granted to each individual generally depends upon the level of that officer's responsibility. Previous grants of stock options or warrants are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

In  December  2003,  the  Compensation   Committee  authorized  the  payment  of
$3,000,000 in cash bonuses to key employees and officers, to reward those individuals who contributed to the Company's substantial revenue growth and profitability. The continued growth and positive performance of the Company is a testament to the dedicated employees who work for the Company, who have exceeded the goals and forecasts set by the Company.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE

The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to the Company's executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by the Company, qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

For fiscal 2003, the Compensation  Committee  elected to award bonuses to Sandra
L. Hatfield and Dawn M. Schlegel in the amount of $695,000 and $100,000, respectively. The Compensation Committee determined that these amounts were appropriate given the Company's financial performance, the substantial contribution made by each of such officers to such performance, and the compensation levels of executives of companies competitive with the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

For fiscal 2003, pursuant to the terms of his employment agreement with the Company, David H. Brooks received a base salary of $650,000. See "Executive
Compensation - Employment Agreements". In light of this employment agreement, the Compensation Committee was not required to make any decision regarding Mr. Brooks' base salary. In addition, the unreimbursed use by the Company of certain property belonging to Mr. Brooks and certain of his affiliates, more than offset approximately $322,000 of personal expenses the Company paid on behalf of Mr. Brooks. (See "Executive Compensation - Summary Compensation" and "Executive Compensation - Employment Agreements" above.) The Compensation Committee elected to award Mr. Brooks a $1,000,000 bonus for fiscal 2003, in recognition of the outstanding performance of the Company and its accomplishments of exceeding all expectations and forecasts, and increased revenues and profits. Mr. Brooks also received warrants to purchase 50,000 shares of Common Stock at $1.41 per share (as did each of the other then-current directors of the Company).

                                                      COMPENSATION COMMITTEE
                                                      Jerome Krantz, Chairman
                                                      Cary Chasin
                                                      Gary Nadelman

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT
GENERAL

As of the date of this Proxy Statement, the Company's authorized capital stock consists of Common Stock, and Preferred Stock, par value $.001 per share (the "Preferred Stock"). On the Record Date, there were 40,922,416 shares of Common Stock outstanding, no shares of Common Stock held in treasury, and 500,000 shares of Preferred Stock outstanding. The holders of Common Stock are entitled to elect all members of the Board. As of the Record Date, there were 1,750 record holders of Common Stock (reflecting approximately 22,000 beneficial owners), and one record holder of Preferred Stock.

The following table summarizes information regarding stock warrants outstanding as of November 19, 2004.


                Exercise Price        Number of       Weighted Average       Number of
                     Range             Warrants        Exercise Price         Shares
                     -----            Outstanding      --------------       Exercisable
                                      -----------                           -----------

                  0 to $1.00              3,750,000        $1.00                 3,750,000
                $1.01 to $1.50              250,000        $1.41                   250,000
                $1.51 to $2.00              475,000        $2.00                   375,000
                $2.01 to $2.50              120,000        $2.25                   120,000
                $2.51 to $3.00                5,000        $3.00                     5,000
                $3.01 to above              583,000        $5.72                   561,000
                                            -------                                -------

                    Totals                5,173,000        $1.68                 5,061,000
                                          =========                              =========

BENEFICIAL OWNERSHIP

         The following table sets forth the beneficial ownership of the Company's Common Stock as of November 19, 2004, for (i) each person known by the Company to beneficially own more than five percent of the shares of outstanding Common Stock, (ii) each of the directors and nominees, (iii) each of the executive officers listed in the Summary Compensation Table in "Executive Compensation", and (iv) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as the owners hold investment and voting power.


      Name                                     Number of Shares         Percent Owned(1)
      ----                                  Beneficially Owned(2)       ----------------
                                            ---------------------       * - Less than 1%

David H. Brooks                                 16,666,440(3)                      37%
Jerome Krantz                                      195,350(4)                        *
Sandra L. Hatfield                                 325,000(5)                        *
Dawn M. Schlegel                                   255,500(6)                        *
Gary Nadelman                                      240,875(7)                        *
Cary Chasin                                        162,000(8)                        *
Barry Berkman                                      232,200(9)                        *
All executive officers and Directors as
a group (7 people)                              18,077,365(1)0                   39%10


1. Based upon 40,922,416 shares outstanding as of November 19, 2004. In calculating the percentage owned by any individual officer or director, the number of currently exercisable warrants and options held by such individual have been included in the calculation of the percentage owned.
2. Includes options or warrants that are exercisable within 60 days after November 19, 2004.
3. Consists of 5,415,402 common shares owned directly by Mr. Brooks, 768,746 common shares owned by a trust of which Mr. Brooks is the trustee, 500,000 shares issuable upon conversion of Series A, 12% Convertible Preferred Stock, which currently are convertible and represent 100% of the issued and outstanding shares of Preferred Stock owned by Mr. Brooks, 3,057,292 shares owned by his wife, 3,000,000 shares owned by his wife as custodian for his minor children, and 3,925,000 shares acquirable under currently exercisable warrants at prices between $1.00 and $7.11 per share; 50,000 of the warrants were issued in 2003 and 50,000 were issued in 2004. Mr. Brooks is the only person known by the Company to beneficially own more than 5% of the Company's outstanding Common Stock, and his address is 400 Post Avenue, Westbury, New York 11590.
4. Includes 10,000 shares held jointly with his spouse and 150,000 shares which may be acquired upon exercise of currently exercisable warrants at prices between $1.41 and $7.11 per share; 50,000 of the warrants were issued in 2003 and 50,000 were issued in 2004.
5. Consists of 325,000 shares which may be acquired under currently exercisable warrants at prices between $2.00 and $7.11 per share.
6. Consists of 500 shares held jointly with her spouse and 255,000 shares which may be acquired under currently exercisable warrants at prices between $1.41 and $7.11 per share; 50,000 of the warrants were issued in 2003 and 50,000 were issued in 2004.

                                       12


7. Includes 150,000 shares which may be acquired upon exercise of currently exercisable warrants at prices between $1.41 and $7.11 per share; 50,000 of the warrants were issued in 2003 and 50,000 were issued in 2004.
8. Consists of 62,000 shares held jointly with his spouse and 100,000 shares which may be acquired under currently exercisable warrants at a price of $1.41 per share; 50,000 of the warrants were issued in 2003 and 50,000 were issued in 2004.
9. Includes 100,000 shares which may be acquired under currently exercisable warrants at a price of $4.33 per share; 50,000 of the warrants were issued in 2003 and 50,000 were issued in 2004.
10. Includes 5,005,000 shares purchasable pursuant to currently exercisable warrants held by directors and officers.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and with the American Stock Exchange, initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company, and SEC regulations require executive officers, directors and greater-than-ten-percent beneficial owners to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-ten-percent beneficial owners were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has funded certain of its acquisitions and operations through the use of term loans from Mr. David H. Brooks, Chairman of the Board and principal stockholder of the Company. On January 14, 2002, Mr. Brooks exchanged $3 million of the approximately $10 million of indebtedness due him at the time, for 500,000 shares of the Company's newly authorized Series A, 12% Convertible Preferred Stock (the "Preferred Stock"). The Preferred Stock has a dividend rate of $0.72 per share per annum, an amount equal to the interest that would have been payable on the exchanged indebtedness. Shares of the Preferred Stock are convertible, on a one-to-one basis, at the option of the holder, into shares of Common Stock. The shares of Preferred Stock are redeemable at the option of the Company on December 15 of each year. During 2002, the Company repaid $5.5 million of principal indebtedness owed to Mr. Brooks, bringing the total indebtedness owed by the Company to Mr. Brooks as of December 31, 2002 to $1.5 million. During the second quarter of 2003, the Company repaid the balance of $1.5 million to Mr. Brooks, eliminating the shareholder loan from the Company's balance sheet. These shareholder loans had borne interest at 12% per annum. Interest expense on these loans included in the Company's financial statements for the years ended December 31, 2003 and 2002 was approximately $93,000 and $540,000, respectively.

Until June 30, 2004, the Company's Point Blank subsidiary leased a 67,000 square foot office and manufacturing facility (the "Oakland Park Facility") located at 4031 N.E. 12th Terrace, Oakland Park, Florida 33334, from V.A.E. Enterprises LLC

("V.A.E."), a limited liability company controlled by Terry Brooks, the wife of Mr. David H. Brooks, and beneficially owned by Mr. and Mrs. Brooks' minor children. Total base rental under this lease was $682,000 in 2003 and $643,000 in 2002, and the lease expires on December 31, 2010. Management performed a comparison of market rates at the time the lease was entered into, and believes that the terms of the lease were at the current market price that would then have been obtained from an unrelated party. On June 30, 2004, V.A.E. sold the Oakland Park Facility to an unaffiliated third party, at which time the Company guaranteed Point Blank's future obligations under the lease, for which the Company received a $25,000 payment.

The Company has been purchasing certain products, which are components of ballistic-resistant apparel manufactured and sold by the Company, from Tactical Armor Products, Inc. ("TAP"), a company owned by Terry Brooks, the wife of Mr. David H. Brooks. The total of such purchases in 2003, 2002 and 2001 were approximately $29,243,000, $7,975,000 and $2,760,000, respectively. The Company has benefited by doing business with TAP as the unit prices charged by TAP have been less than the prices charged to the Company by its previous outside suppliers, TAP's products are available on demand, and the Company would not be able to fulfill the demands of its customers through any other source. To facilitate the delivery and integration of these components, beginning in May 2001, the Company permitted TAP to manufacture these components in a portion of the Company's manufacturing facility in Jacksboro, Tennessee, for which TAP paid to the Company occupancy charges of approximately $39,600, $39,600 and $26,400 for the years ended December 31, 2003, 2002 and 2001, respectively. (The rent paid by TAP is an estimated allocable portion of the Company's total rent for the entire facility.) Terry Brooks also owned another company, U.S. Manufacturing Corporation, that received revenues of $560,000 and $43,355 from the Company in 2003 and 2002 for stitching work, but has since been merged into TAP. TAP is an approved subcontractor under the applicable contracts between the Company and the United States federal government.

During 2003, the Company retained an attorney, who is the son of the COO, Sandra Hatfield, and is a licensed attorney in the State of Tennessee, to perform legal and consulting services throughout the year. For his legal services, the Company paid him $95,000 during the year ended December 31, 2003.

The Company has also received and continues to receive the use of certain property belonging to Mr. David H. Brooks and certain of his affiliates, as more particularly described in "Executive Compensation - Summary Compensation" above. In accordance with the 2004 Resolution, Mr. Brooks and his affiliates are entitled to be paid or reimbursed for such use as described in "Executive Compensation - Summary Compensation" above.

                             AUDIT COMMITTEE REPORT

Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Our Audit Committee has adopted a charter, a copy of which was included as Appendix A to the Company's 2002 proxy statement.

In 2003, our Audit Committee was comprised of three directors, Jerome Krantz, Gary Nadelman, and Cary Chasin, who are not officers of the Company. They are all considered "independent" under Section 121(A) of the listing standards of the American Stock Exchange. The Board of Directors has determined that Mr. Krantz is an "audit committee financial expert."

At the time of his appointment to the Audit Committee, Mr. Chasin was not considered to be "independent" because he had been employed by the Company within the preceding three years; however, due to Mr. Chasin's familiarity with many then-current matters of Company business, the Board of Directors determined that it was in the best interests of the Company and its stockholders that Mr. Chasin serve on the Audit Committee, and the Company received from the American Stock Exchange a waiver of the independence requirement with respect to Mr. Chasin, conditional upon the preceding disclosure.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee include: (i) monitoring the integrity of the Company's financial reporting process and systems of internal controls, (ii) monitoring the independence and performance of the Company's independent auditors, and (iii) providing an avenue of communication among the independent auditors, management and the Board of Directors.

In this context, during 2003, the Audit Committee met four times telephonically and held discussions with management and the Company's independent auditors. The Audit Committee's Chairman, as representative of the Audit Committee, also discussed the Company's interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer and the Company's independent auditors prior to public release.

The Audit Committee has reviewed and discussed the Company's 2003 audited financial statements with management and discussed with Weiser LLP ("Weiser") the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements. In addition, the Audit Committee has discussed with Weiser their independence from the Company and its management, including the matters in the written disclosures and letter required by the Independence Standards Board Standard No. 1 and provided to the Audit Committee by Weiser (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for 2003 be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2003, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder ratification, the selection of Weiser as the Company's independent auditors for the fiscal year ending December 31, 2004. In the event that the Board's selection of auditors is not ratified by a majority of the shares voting thereon, the Audit Committee and the Board will review its future selection of auditors.

                                                  AUDIT COMMITTEE

                                                  Jerome Krantz, Chairman

                                                  Cary Chasin

                                                  Gary Nadelman



                                PERFORMANCE GRAPH

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

The following indexed graph indicates the Company's total return to its stockholders since September 4, 1998 (the day the Company's stock began trading on NASDAQ) as compared to the total return for the AMEX Market Index (the Common Stock currently trades on the American Stock Exchange) and the Security Protection Services Group Index (the "Peer Group"). The Common Stock traded on NASDAQ until December 21, 1999, at which point it traded on the OTC Bulletin Board and the Boston Stock Exchange, where it traded until February 1, 2002 when it began trading on the American Stock Exchange. Media General Financial Service prepared the performance graph below.

                        COMPARE CUMULATIVE TOTAL RETURN
                           AMONG DHB INDUSTRIES, INC.
                   AMEX MARKET INDEX AND COREDATA GROUP INDEX


                               [GRAPH GOES HERE]



-------------------------------------------- ----------- ----------- ------------ ----------- ----------- ----------
                                              12/31/98    12/31/99    12/31/00     12/31/01    12/31/02   12/31/03
                     -
-------------------------------------------- ----------- ----------- ------------ ----------- ----------- ----------
DHB INDUSTRIES, INC.                           100.00      14.03        34.15       116.10      32.39      136.59
-------------------------------------------- ----------- ----------- ------------ ----------- ----------- ----------
COREDATA GROUP INDEX                           100.00      80.49        71.88       111.46      84.15      131.34
-------------------------------------------- ----------- ----------- ------------ ----------- ----------- ----------
AMEX MARKET INDEX                              100.00      124.67      123.14       117.47      112.78     153.50
-------------------------------------------- ----------- ----------- ------------ ----------- ----------- ----------

The above graph assumes $100 invested on September 4, 1998 (the day the Company's Common Stock began trading on NASDAQ) in the Company's Common Stock, the AMEX Market Index (the Common Stock began trading on the American Stock Exchange on February 1, 2002) and the Peer Group. It assumes reinvestment of dividends.

                                   PROPOSAL 2
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Weiser LLP ("Weiser") as the Company's independent auditors for the year ending December 31, 2004. The Board of Directors requests the ratification of the appointment of Weiser by the stockholders at the Annual Meeting.

         Grant Thornton LLP ("Grant Thornton") served as the Company's independent auditors for the year ended December 31, 2002. On August 20, 2003, the Company was notified by Grant Thornton that it had decided to resign as the Company's independent auditors. Grant Thornton had served as the Company's independent auditors since May 29, 2002, and audited the Company's financial statements solely for the year ended December 31, 2002. The opinion of Grant Thornton with respect to such financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton make reference to the subject matter of the disagreement in connection with its reports.

         During the Company's most recent fiscal years and through August 20, 2003, there were no "reportable events" as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission, except that Grant Thornton notified the Company that in connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2002 for filing with the Company's Form 10-K/A for that year, it identified certain deficiencies involving internal control that it considered to be significant deficiencies that, in the aggregate, constituted material weaknesses under standards established by the American Institute of Certified Public Accountants. These deficiencies included the failure to disclose certain related party transactions in the Company's Form 10-K for the fiscal year ended December 31, 2002, the Company's reliance on substantial outside assistance from outside professionals in preparing the Company's financial statements, and understaffing in the Company's accounting and finance department. After further review, Grant Thornton reissued their audit report in the Company's Form 10-K/A which states that the Company's consolidated financial statements presented fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2002 and the consolidated results of its operations and consolidated cash flows for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

         Grant Thornton formally notified the Company of these deficiencies on the date of their resignation. The Company's Audit Committee did not discuss these deficiencies with Grant Thornton before their resignation. The Company has authorized Grant Thornton to discuss the subject matter of each material weakness identified with the successor auditor subsequently engaged as the principal accountant to audit the Company's financial statements, and the Company has taken steps to address each of the deficiencies identified by Grant Thornton.

         On August 27, 2003, the Company engaged Weiser as the Company's independent auditors for the year ended December 31, 2003.

         AUDIT FEES. The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company's financial statements ("Audit Services") during the year ended December 31, 2002 were $179,820. The aggregate fees billed by Grant Thornton for services rendered to the Company, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2002 were approximately $7,500. These fees were principally for review of the Company's Quarterly Reports on Form 10-Q. There were no audit or non-audit services rendered by Grant Thornton to the Company prior to May 29, 2002. Weiser had billed the Company a total of $275,000 for audit services (in respect of the 2003 fiscal year) through April 9, 2004.

         AUDIT-RELATED FEES. A portion of the "transition fee" paid to Grant Thornton (as described in "All Other Fees" below) may be considered to be for assurance and audit-related services, although the Company is unable to make a precise allocation. The Company paid to Weiser $25,000 in fees relating to the review of quarterly reports in 2003, and reimbursed Weiser $7,820 for travel expenses in conjunction with the audit of the 2003 annual financial statements.

         TAX FEES. Grant Thornton billed the Company $11,250 for the preparation of the Company's corporate income tax returns for the year ended December 31, 2002. Weiser has provided the Company with professional services for tax compliance, tax advice and tax planning, and billed the Company aggregate fees of approximately $49,900 for such professional services through September 30, 2004.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Grant Thornton did not render any professional services described in paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (17 C.F.R. 210.2-01), for the Company during the year ended December 31, 2002. The Audit Committee determined that the absence of any such services was compatible with maintaining the independence of Grant Thornton. There were no audit or non-audit services rendered by Grant Thornton to the Company prior to May 29, 2002. No such services have to date been provided to the Company by Weiser.

         ALL OTHER FEES. Grant Thornton billed and the Company paid a "transition fee" for the change in accountants of $31,800, an additional $25,000 for time thereafter incurred in reviewing the 10-K, and an additional $50,000 for time responding to an SEC investigation relating to the Company. There were no other fees billed by Grant Thornton for services rendered to the Company, other than the services described above, for the fiscal year ended December 31, 2002. There were no audit or non-audit services rendered by Grant Thornton to the Company prior to May 29, 2002. Except for audit and tax fees described above, and $1,020 in fees for responding to SEC inquiry letters, Weiser has not billed the Company or provided any services other than in connection with the audit of the Company's financial statements and tax planning during the year ended December 31, 2003.

The Audit Committee of the Board of Directors maintains a pre-approval policy with respect to audit and non-audit services to be performed by the Company's independent auditor, in order to assure that the provision of such services does not impair the auditor's independence. Before engaging the independent auditor to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Unless the Audit Committee specifically provides for a different period, the term of any pre-approval is 12 months from the date of the pre-approval. Pre-approval authority may be delegated to one or more members of the Audit Committee, who must report any pre-approval decisions to the Audit Committee at its next scheduled meeting; however, the Audit Committee may not delegate pre-approval authority to Company management.

Pursuant to the pre-approval policy, the Audit Committee must specifically pre-approve the terms of the annual audit services engagement, and any changes in terms resulting from changes in audit scope, the Company's structure or other matters. Within certain parameters, the Audit Committee has also pre-approved certain audit-related services (other than internal control-related services), tax services and other services. However, in both 2003 and 2004, the Audit Committee has specifically approved all specific engagements relating to the Company's independent auditor.

A representative of Weiser is expected to be present at the Annual Meeting and will have the opportunity to make statements if he or she desires to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock present in person at the Annual Meeting or represented by proxy is required for ratification of the appointment of Weiser as the independent accountants for 2004.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                 RATIFICATION OF THE APPOINTMENT OF WEISER LLP


                                   PROPOSAL 3
                 THE PROPOSED 2004 OMNIBUS EQUITY INCENTIVE PLAN

The Company currently maintains a single equity compensation plan, its 1995 Stock Option Plan. The following table reflects the outstanding options/warrants, and shares available for future grants of options/warrants under the 1995 Stock Option Plan.

                                        Equity Compensation Plan Information

                                Number of  securities to be  Weighted-average exercise    Number of securities
                                issued  upon exercise  of    price of outstanding         remaining available for
                                outstanding options,         options, warrants            and future issuance under
                                warrants and rights          rights                       equity compensation plans
Plan category                                                                             (excluding securities
                                                                                          reflected in column (a))
-----------------               -----------------            -----------------            -----------------
                                        (a)                         (b)                            (c)
Equity    compensation   plans
approved by security holders
                                         5,123,000                      $1.51                         -0-
Equity  compensation plans not
approved by security holders
                                            -0-                          --                           -0-
                                        ----------                                                   -----
              Total                      5,123,000                                                    -0-

As indicated in the above table, the Company has previously granted options or warrants for substantially all of the shares available under the 1995 Stock Option Plan, and thus the Board of Directors of the Company has adopted a 2004 Omnibus Equity Incentive Plan (the "Plan") subject to approval by the Company's stockholders. A copy of the Plan is included as Exhibit A to this Proxy Statement, and the following summary is qualified in its entirety by reference to the complete text of the Plan.

As indicated in the report of the Compensation Committee, the Company believes that it is in the Company's best long-term interest to incentivize its employees through equity-based compensation. Under the rules of the American Stock Exchange (on which the Company's Common Stock is traded), and certain Internal Revenue Code requirements, stockholder approval is required with respect to new equity compensation plans such as the Plan. The Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Pursuant to the Plan, officers, directors, employees and/or consultants of the Company and/or its subsidiaries would be able to receive incentive stock options, non-qualified stock options, restricted stock awards, deferred stock awards, bonus stock, stock appreciation rights (SARs), dividend equivalents, and/or other stock-based awards with respect to up to an aggregate of 12,000,000 shares of the Common Stock, plus the number of shares with respect to which awards previously granted under the Plan terminate without being exercised and the number of shares that are surrendered in payment of any awards or tax withholding requirements. (On November 19, 2004, the closing price of the Common Stock was $19.24.) As of November 19, 2004, a total of approximately 60 individuals would be considered for participation in and receive grants under the Plan, including the three named officers in the compensation table above, two additional executives, four non-executive directors, and one former non-executive employee. Although the Compensation Committee has not considered any potential grants under the Plan, had the Plan been in effect in 2003, it is expected that the named officers and non-executive directors would have received option grants in the amounts awarded to them under the 1995 Stock Option Plan as described above, and that up to 100,000 options would have been issued to other executives.


         INCENTIVE STOCK OPTIONS. With respect to incentive stock options, the Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of the Common Stock on the date that such option is granted (and 110% of fair market value in the case of stockholders who, at the time the option is granted, own more than 10% of the total outstanding Common Stock), and requires that each such option have an expiration date not later than the tenth anniversary of the date of the grant of such option (or the fifth anniversary of the date of grant in the case of 10% stockholders). However, with certain limited exceptions, in the event that the option holder ceases to be associated with the Company, or engages in or is involved with any business similar to that of the Company, such option holder's incentive options immediately terminate. The aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar cannot exceed $100,000. The recipient of an incentive stock option is generally not subject to tax upon the grant of the option. Provided that the option holder retains the shares acquired upon exercise of an incentive stock option until one year after the date of exercise and two years after the date of the option grant, the option holder will not recognize any taxable income from the exercise of the option (and the Company will not receive any corresponding tax deduction), and the option holder will recognize capital gain or loss upon the ultimate disposition of the option shares (with the amount of gain or loss generally computed as the difference between the exercise price and the ultimate sale price of the option shares); however, if the option holder disposes of the option shares prior to satisfying such holding periods, then the difference between the fair value of the shares at the time of exercise and the exercise price of the option will be treated as taxable ordinary income to the option holder (with a corresponding tax deduction to the Company, subject to certain statutory requirements) in the year in which the shares are disposed of.

         NON-QUALIFIED STOCK OPTIONS. With respect to non-qualified stock options, the Plan requires that the exercise price of each such options be at least equal to 100% of the fair market value of the Common Stock on the date that such option is granted. Non-qualified options must have an expiration date not later than the tenth anniversary of the date of the grant of such option. However, with certain limited exceptions, in the event that the option holder ceases to be associated with the Company, or engages in or becomes involved with any business similar to that of the Company, such option holder's non-qualified options immediately terminate. The recipient of a non-qualified option generally will not be subject to tax upon the grant of the option, but upon exercise of the option, the option holder will recognize taxable ordinary income (and the Company will, subject to certain statutory requirements, receive a corresponding tax deduction) in an amount equal to the difference between the fair value of the shares at the time of exercise and the exercise price of the option. Such ordinary income will increase the option holder's basis in the subject shares to an amount equal to the fair value of the shares at the time of exercise, and any further gain or loss upon subsequent disposition of the shares will be taxable as capital gain or loss.

         RESTRICTED STOCK. Restricted stock is a grant of shares of Common Stock which is subject to specified vesting provisions and limitations on transfer, but which immediately entitles the recipient to all rights of a stockholder with respect to those shares. Vesting is typically contingent upon the employee's continued employment for a specific period of time and/or upon the achievement of specified performance goals. Restricted stock awards are taxable as ordinary income to the recipient (with a corresponding tax deduction to the Company) from time to time as the restricted stock vests, although the recipient may elect to recognize income upon receipt of the stock (with a corresponding tax deduction to the Company). The recipient's tax basis in the restricted stock will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, and upon any disposition of the restricted stock, the difference between the sale price and the recipient's tax basis will be treated as a capital gain or loss. Restricted stock awards may be preferable to option grants because fewer shares are required to achieve the same award value based on the grant date value; however, shares of restricted stock are considered to be outstanding and will thus be included in the denominator for computing "diluted" earnings per share, and to the extent that the Company is required to account for restricted stock awards as compensation expense, this may result in lower earnings per share than the expense attributable to an option award.

         DEFERRED STOCK. Deferred stock is a grant of shares of Common Stock which becomes effective upon (and does not confer stockholder rights until) the expiration of the deferral period specified for such deferred stock award, and which may be subject to further restrictions (including a risk of forfeiture) such as achievement of performance goals, future service requirements or other requirements. The Company may satisfy its obligations in respect of a deferred stock award by the delivery of shares of Common Stock, cash equal to the fair market value of the subject shares, or a combination thereof. Deferred Stock awards are taxable as ordinary income to the recipient (with a corresponding tax deduction to the Company) from time to time as the deferred stock becomes vested. The shares underlying a deferred stock award are not considered outstanding until such shares have become vested in accordance with the requirements of the subject award.

         BONUS STOCK. Bonus stock is an award of shares of Common Stock which is granted as additional compensation, or in lieu of obligations to pay cash or deliver other property. To the extent granted as additional compensation or in lieu of other compensation obligations, bonus stock awards are taxable as ordinary income to the recipient (with the amount of income equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock), with a corresponding tax deduction to the Company. If, however, the stock is not vested when it is received under the Plan (such as, for example, if the recipient is required to remain employed with the Company for a period of time in order to have the right to sell the stock), the tax treatment will be similar to the tax treatment of restricted stock as described above.

         STOCK APPRECIATION RIGHTS. With respect to SARs, such rights permit the holder thereof to receive, after a fixed period of time or upon termination of such holder's association with the Company (other than a termination for cause), a payment (payable, at the Company's option, either in cash, in Common Stock, in other awards under the Plan, or a combination) equal to any net appreciation in the market price of the Common Stock underlying the SARs, between the date on which the SAR was granted and the target date or the date of the termination of the holder's association with the Company. SARs may be granted separately from other awards under the Plan, or in tandem with options granted under the Plan. The recipient does not incur tax liability from the grant or termination of SARs, but upon exercise of or payment in respect of the SAR, the holder of the SAR recognizes ordinary income to the extent of such payment, and the Company is entitled to a corresponding tax deduction. With respect to SARs granted in tandem with options under the Plan, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, these same tax consequences will apply; however, if the recipient elects to exercise the underlying option, he or she will be taxed at the time of exercise as if he or she had exercised a non-qualified stock option, and the Company will be entitled to a corresponding tax deduction.

         DIVIDEND EQUIVALENTS. The Plan also permits the award of dividend equivalents and other stock-based awards. Dividend equivalents entitle the recipient to receive, from time to time as and when dividends are paid by the Company on the Common Stock, an amount equal to the dividends that would have been paid on a fixed number of shares of Common Stock (as stipulated in the award of such dividend equivalents); payments in respect of dividend equivalents may be made in cash, shares of Common Stock, other awards under the Plan, or other property, in each case having a value equal to the subject dividends, or may be required to be reinvested in additional shares of Common Stock and subject to such restrictions on transferability and risks of forfeiture as may be determined by the Compensation Committee with respect to each particular award of dividend equivalents. The recipient of a dividend equivalent award will recognize ordinary income at the time the award is received, in an amount equal to the fair market value of such award; and the Company will generally be entitled to a corresponding tax deduction. Other stock-based awards are awards under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as determined by the Compensation Committee on a case-by-case basis; such awards may include securities other than or in addition to Common Stock.

         PERFORMANCE AWARDS. The Plan also permits the grant of performance awards, which are awards (payable in cash, shares of Common Stock, or other awards under the Plan) that are granted subject to the achievement of performance criteria during the performance period established for the subject performance award (which performance period must not be less than 12 months or more than 5 years). Performance awards granted to persons whom the Compensation

Committee expects will, for the year in which a deduction arises, be covered employees under Section 162(m) of the Internal Revenue Code will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as "performance based" compensation which is not subject to the limitation on tax deductibility under Section 162(m). (See "Section 162(m)" below.) Payment by the Company in respect of a performance award is made only after the end of the subject performance period, and may be paid in a lump sum or installments in accordance with the subject performance award and any procedures established by the Compensation Committee. Payments under a performance award are taxable as ordinary income to the recipient (with a corresponding tax deduction to the Company) from time to time as the Company makes payment in respect of such performance award.

         Subject to the requirements of the Plan, the Compensation Committee will determine the terms of performance awards, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specific subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals for such performance awards: (i) earnings per share; (ii) increase in revenues or margins; (iii) increase in cash flows; (iv) operating margins; (v) return on net assets, investment, capital or equity; (vi) economic value added; (vii) direct contributions; (viii) net income; pre-tax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (ix) working capital; (x) management of fixed costs or variable costs; (xii) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total stockholder returns; (xiii) debt reduction; and (xiv) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company.

         CHANGE IN CONTROL. The Plan provides that, upon a change in control of the Company, unless the successor company assumes the subject options or other awards under the Plan or substitutes comparable options or awards, then all future service requirements for vesting under outstanding awards under the Plan will be deemed to have been satisfied, any performance goals or conditions will be deemed earned and payable based on performance to the date of the change in control, and the remaining performance-based portion of the subject award will be converted to a restricted stock award or deferred stock award. A change in control is generally defined as (a) a person or group acquiring beneficial ownership of 50% or more of the outstanding Common Stock or combined voting power of the outstanding voting securities of the Company (unless initiated by the Company or any of its employee benefit plans); (b) any involuntary turnover of a majority of the Board of Directors of the Company within a period of two consecutive years; (c) any business combination to which the Company or any of its subsidiaries is a party unless (i) pre-existing stockholders of the Company beneficially own 50% or more of the outstanding Common Stock and combined voting power of the outstanding voting securities of the surviving corporation in such business combination, (ii) no person (other than an employee benefit plan of the Company) beneficially owns 50% or more of the outstanding Common Stock or combined voting power of the outstanding voting securities of the surviving corporation in such business combination, and (iii) at least a majority of the members of the board of directors of the surviving corporation were members of the Company's board of directors at the time of the agreement for such business combination; or (d) approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

         SECTION 162(M). In general, Section 162(m) of the Internal Revenue Code disallows a public company's tax deduction for compensation to covered employees (consisting of the Chief Executive Officer and other officers whose compensation is required to be disclosed in the Company's SEC filings) to the extent of compensation in excess of $1,000,000 in any year. That limitation, however, would not apply to "performance based" compensation under the Plan. The Company intends that options granted to employees who are expected to be employees covered by Section 162(m) at the time a deduction arises in connection with such options, will, based on the performance criteria described in "Performance Awards" above, qualify as such "performance based" compensation, so that such options will not be subject to the $1,000,000 deductibility limitation. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options under the Plan will qualify as "performance based" compensation that is fully deductible by the Company.

         ACCOUNTING. The Company does not currently account for options or warrants as compensation expense, which is optional under Statement of Financial Accounting Standards No. 123. The Financial Accounting Standards Board (the "FASB") recently adopted (and then deferred the effective date of) a rule that, in its current form, would require companies, beginning in July 2005, to treat all option grants as expenses at the time of grant (valuing the options by using a predictive financial model). This rule has encountered substantial opposition from many elements of the business community, and numerous members of the United States Congress, who have lobbied the Securities and Exchange Commission to further delay the effective date of the rule, and who have sponsored proposed legislation that would require the expensing of only the options granted to the five most highly compensated employees of the subject company. If the FASB rule becomes effective in its current form, the Company would be required, beginning in July 2005, to estimate the future value of all equity-based compensation grants at the time of grant (using a predictive financial model), and deduct such values in calculating net income. Such a non-cash charge could have a material effect on net income and earnings per share, and may become one of the factors that the Compensation Committee will consider in determining the types and amounts of equity-based compensation awards.

The Plan will expire on November 23, 2014 (the tenth anniversary of the adoption of the Plan by the Company's Board of Directors), or sooner if no further shares of Common Stock remain available for issuance under the Plan, or upon any termination of the Plan by the Company's Board of Directors. Any awards under the Plan that are outstanding at the time of expiration or termination of the Plan will remain in effect until they have been exercised or terminated, or have expired.

The Plan will be administered by the Compensation Committee of the Company's Board of Directors, each of whose members must be an outside director and "independent" within the rules of the American Stock Exchange. In the absence of a Compensation Committee, the Plan will be administered by the independent members of the Board of Directors. The Plan administrator will have full authority to make awards under the Plan consistent with the specific requirements of the Plan, and containing other terms and conditions (which may include, among other things, vesting, time-in-service, performance criteria and other requirements, termination and forfeiture provisions, payment and settlement methods, and the ability to exercise options on a cashless basis through the surrender of outstanding shares or awards under the Plan) as may be deemed appropriate in each instance. The Plan gives broad latitude to the Plan administrator to determine the amounts and types of awards and the allocation of awards as among the various eligible participants, and expressly grants the Plan administrator the right, without requirement of stockholder approval, to reprice any or all options and other awards under the Plan, subject to specific limitations imposed by the Plan, and under applicable tax law with respect to incentive stock options.

On October 11, 2004, Congress passed the American Jobs Creation Act of 2004 (the "Act"), which contains provisions relating to deferred compensation plans. President Bush has since signed this legislation. The Act gives the Treasury Department the authority to issue Treasury Regulations to define terms, provide exceptions, and create a window of time during which existing plans may be altered or amended in order to comply with the Act. Until such Treasury Regulations are promulgated, it is impossible to predict the exact effect the legislation will have on the operation of the Plan. The Act provides that all compensation deferred after December 31, 2004 under a "non-qualified deferred compensation plan" will be includible in gross income for the tax year, to the extent not subject to a "substantial risk of forfeiture" and not previously included in gross income, if, at any time during the tax year, the plan either fails to meet the requirements for (i) distributions, (ii) acceleration of benefits, and (iii) elections, or is not operated in accordance with any of the aforementioned requirements. The definition of a "nonqualified deferred compensation plan" is broad enough to include stock options, supplemental executive retirement plans, stock appreciation rights, restricted stock, bonus and incentive deferral arrangements, restricted stock units, and phantom stock plans. The Act is not intended to change the tax treatment of incentive stock options and options granted under employee stock purchase plans (ESPPs). Furthermore, the Act is not intended to apply to non-qualified stock options if such options (a) are taxable under Section 83 of the Internal Revenue Code; (b) provide for the grant of the option with a strike price that is not less than the fair market value of the underlying stock on the date of grant; and (c) do not include any deferral feature other than the feature that the option holder has the right to exercise the option in the future. Consistent with its general authority to amend the Plan (except for matters requiring stockholder approval under applicable law or stock exchange rules), the Company's Board of Directors will have the right, without further stockholder approval, to amend the Plan so that it complies with the Act, as and when the related Treasury Regulations become effective.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2004 OMNIBUS EQUITY INCENTIVE PLAN

                                  ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2003 (without exhibits) as filed with the Securities and Exchange Commission is being mailed to stockholders with this Proxy Statement.


                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

If any stockholder of the Company wishes to submit a proposal for inclusion in the proxy statement and proxy for the Company's 2005 Annual Meeting of Stockholders, such proposal must be received at the Company's principal executive office by March 31, 2005. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board may be sent to the Board at the Company's chief executive offices at 400 Post Avenue, Suite 303, Westbury, New York 11590, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board.

A shareholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

                                  OTHER MATTERS

Management knows of no other matters to come before the Annual Meeting other than those referred to in the Notice of Meeting. However, if any other matters properly come before the Annual Meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.

                          ANNUAL REPORT ON FORM 10-K/A

         The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K/A for its fiscal year ended December 31, 2003 as filed with the SEC, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-K/A, but will furnish any exhibit upon the payment of a charge equal to the Company's costs of copying and mailing any such exhibits. Such written requests should be directed to Mrs. Dawn M. Schlegel, Chief Financial Officer, 400 Post Avenue, Suite 303, Westbury, New York 11590. Each such request must set forth a good faith representation that, as of November 19, 2004, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

                                DAWN M. SCHLEGEL
                                    SECRETARY

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    EXHIBIT A

                       2004 OMNIBUS EQUITY INCENTIVE PLAN

                              DHB INDUSTRIES, INC.

                       2004 OMNIBUS EQUITY INCENTIVE PLAN

                              DHB INDUSTRIES, INC.

               2004 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN




1.       PURPOSE...............................................................1

2.       DEFINITIONS...........................................................1

3.       ADMINISTRATION........................................................6

         (A)      AUTHORITY OF THE COMMITTEE...................................6
         (B)      MANNER OF EXERCISE OF COMMITTEE AUTHORITY....................7
         (C)      LIMITATION OF LIABILITY......................................7

4.       SHARES SUBJECT TO PLAN................................................7

         (A)      LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS.....7
         (B)      APPLICATION OF LIMITATION TO GRANTS OF AWARDS................8
         (C)      AVAILABILITY OF SHARES NOT DELIVERED UNDER AWARDS............8
         (D)      NO FURTHER AWARDS UNDER PRIOR PLAN...........................9

5.       ELIGIBILITY; PER-PERSON AWARD LIMITATIONS.............................9

6.       SPECIFIC TERMS OF AWARDS..............................................9

         (A)      GENERAL......................................................9
         (B)      OPTIONS.....................................................10
         (C)      STOCK APPRECIATION RIGHTS...................................11
         (D)      RESTRICTED STOCK AWARDS.....................................12
         (E)      DEFERRED STOCK AWARD........................................13
         (F)      BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS...............14
         (G)      DIVIDEND EQUIVALENTS........................................14
         (H)      PERFORMANCE AWARDS..........................................15
         (I)      OTHER STOCK-BASED AWARDS....................................15

7.       CERTAIN PROVISIONS APPLICABLE TO AWARDS..............................15

         (A)      STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS......15
         (B)      TERM OF AWARDS..............................................16
         (C)      FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS..........16
         (D)      EXEMPTIONS FROM SECTION 16(B) LIABILITY.....................16

8.       CODE SECTION 162(M) PROVISIONS.......................................17

         (A)      COVERED EMPLOYEES...........................................17
         (B)      PERFORMANCE CRITERIA........................................17
         (C)      PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE
                  GOALS.......................................................17
         (D)      ADJUSTMENTS.................................................18

9.       CHANGE IN CONTROL....................................................18

         (A)      EFFECT OF CHANGE IN CONTROL.................................18
         (B)      DEFINITION OF "CHANGE IN CONTROL"...........................19

10.      GENERAL PROVISIONS...................................................20

         (A)      COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS................20
         (B)      LIMITS ON TRANSFERABILITY; BENEFICIARIES....................21
         (C)      ADJUSTMENTS.................................................21
         (D)      TAXES.......................................................23
         (E)      CHANGES TO THIS PLAN AND AWARDS.............................23
         (F)      LIMITATION ON RIGHTS CONFERRED UNDER PLAN...................23
         (G)      UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS...............24
         (H)      NONEXCLUSIVITY OF THIS PLAN.................................24
         (I)      PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES.....24
         (J)      GOVERNING LAW...............................................24
         (K)      NON-U.S. LAWS...............................................24
         (L)      PLAN EFFECTIVE DATE AND SHAREHOLDER APPROVAL; TERMINATION
                  OF PLAN.....................................................24

                              DHB INDUSTRIES, INC.

                       2004 OMNIBUS EQUITY INCENTIVE PLAN



         1. PURPOSE. The purpose of this 2004 OMNIBUS EQUITY INCENTIVE PLAN (this "Plan") is to assist DHB Industries, Inc., a public corporation (the "Company"), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to the terms defined in Section 1 hereof.

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under this Plan.

                  (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

                  (c) "Business Combination" has the meaning ascribed to such term in Section 9(b)(iii) hereof.

                  (d) "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (e) "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (f) "Board" means the Company's Board of Directors.

                  (g) "Cause" shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in an applicable Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity, or (vii) any statement (written or verbal) by the Participant which denigrates, demeans, libels or slanders the Company or a Related Entity and which has had or is reasonably likely to have a material adverse effect on the Company or any Related Entity or its business, operations or reputation. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

                  (h) "Change in Control" means a Change in Control as defined with related terms in Section 9(b) of this Plan.

                  (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (j) "Committee" means the Compensation Committee of the Board or another committee comprised of Board members and designated by the Board to administer this Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of this Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under this Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent".

                  (k) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                  (l) "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence,
(ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

                  (m) "Covered Employee" means an Eligible Person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

                  (n)  "Deferred   Stock"  means  a  right  to  receive  Shares,
including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

                  (o) "Deferred Stock Award" means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

                  (p) "Director" means a member of the Board or the board of directors of any Related Entity.

                  (q) "Disability" means a permanent or total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (r) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

                  (s) "Effective Date" means the date on which this Plan is adopted by the Board, which is November 16, 2004, subject to approval within twelve (12) months thereafter by stockholders of the Company in accordance with
Section 10(l) hereof.

                  (t) "Eligible Person" means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in this Plan.

                  (u) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                  (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (w) "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (x) "Freestanding Stock Appreciation Right" has the meaning ascribed to such term in Section 6(c) hereof.

                  (y) "Good Reason" shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in an applicable Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

                  (z) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

                  (aa) "Incumbent Board" has the meaning ascribed to such term in Section 9(b)(ii) hereof.

                  (bb) "Independent," when referring to either the Board or members of the Committee, has the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed or quoted for trading, and if not listed or quoted for trading, by the rules of American Stock Exchange.

                  (cc) "Option"  means a right  granted to a  Participant  under
Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

                  (dd) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

                  (ee) "Option Proceeds" means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of this Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant's withholding tax obligation is calculated), times (ii) the maximum

Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not include or be calculated with respect to the amounts so paid in Shares.

                  (ff) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

                  (gg) "Outstanding Company Common Stock" has the meaning ascribed to such term in Section 9(b)(i) hereof.

                  (hh) "Outstanding Company Voting Securities" has the meaning ascribed to such term in Section 9(b)(i) hereof.

                  (ii) "Participant" means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (jj) "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

                  (kk) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

                  (ll) "Performance Share" means any grant pursuant to Section 8 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

                  (mm) "Performance Unit" means any grant pursuant to Section 8 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

                  (nn) "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (oo) "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

                  (pp) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

                  (qq) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

                  (rr) "Restriction Period" has the meaning ascribed to such term in Section 6(d)(i) hereof.

                  (ss) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to this Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (tt) "Shares" means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

                  (uu) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

                  (vv) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

                  (ww) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

                  (xx)  "Tandem  Stock  Appreciation   Right"  has  the  meaning
ascribed to such term in Section 6(c) hereof.

         3.       ADMINISTRATION.

                  (A) AUTHORITY OF THE COMMITTEE. This Plan shall be administered by the Committee, except to the extent the Board elects to administer this Plan, in which case this Plan shall be administered by only those directors who are Independent Directors and references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of this Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of this Plan, construe and interpret this Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of this Plan. In exercising any discretion granted to the Committee under this Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

                  (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. SHARES SUBJECT TO PLAN.

                  (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards, Deferred Shares or Performance Shares, and (iii) covered by Stock Appreciation Rights is 12,000,000 Shares. No Participant may receive Awards representing more than 1,000,000 Shares in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 1,000,000 for each full or fractional year included in the Performance Period for the grant of Performance Units during such calendar year. This limitation shall be applied as of any date by taking into account the number of Shares available to be made the subject of new Awards as of such date, plus the number of Shares previously issued under this Plan and the number of Shares subject to outstanding Awards as of such date. Any Shares delivered under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

                  (b) APPLICATION OF LIMITATION TO GRANTS OF AWARDS. No Award may be granted if the number of Shares to be delivered in connection with such Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available under this Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

                  (c) AVAILABILITY OF SHARES NOT DELIVERED UNDER AWARDS.

                           (i) If any Shares  subject to an Award are forfeited,
                  expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under this Plan.

                           (ii) In the  event  that any  Option  or other  Award
                  granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under this Plan.

                           (iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under this Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

                           (iv)  Substitute  Awards  shall not reduce the Shares
                  authorized for grant under this Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

                           (v) Notwithstanding  anything in this Section 4(c) to
                  the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause this Plan to fail the requirement under Code Section 422 that this Plan designate a maximum aggregate number of shares that may be issued.

                  (d) NO FURTHER AWARDS UNDER PRIOR PLAN. In light of the adoption of this Plan, no further awards shall be made under any prior plans after the Effective Date.

         5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under this Plan only to Eligible Persons. Subject to adjustment as provided in
Section 10(c), in each fiscal year during any part of which this Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 1,000,000
Shares. In addition, the maximum dollar value payable to any one Participant with respect to any Performance Period with respect to Performance Units is $1,000,000 multiplied by the number of full years in the Performance Period.

         6. SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including but not limited to terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant, terms requiring the achievement of performance goals and/or future service requirements in order for Awards to vest and be exercisable, and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) OPTIONS. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

                           (i) EXERCISE  PRICE.  Other than in  connection  with
                  Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price per Share under such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

                           (ii) TIME AND METHOD OF EXERCISE. The Committee shall
                  determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

                           (iii) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A) the Option shall not be exercisable more
                  than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B)  The   aggregate   Fair   Market   Value
                  (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                  (c) STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of this Plan, including the following:

                           (i) RIGHT TO PAYMENT. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

                           (ii) OTHER TERMS.  The Committee  shall  determine at
                  the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

                           (iii) TANDEM STOCK  APPRECIATION  RIGHTS.  Any Tandem
                  Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock

                  Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

                  (D) RESTRICTED STOCK AWARDS. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

                           (i) GRANT AND  RESTRICTIONS.  Restricted Stock Awards
                  shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award Agreement relating to the subject Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii)  FORFEITURE.  Except as otherwise  determined by
                  the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

                           (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing

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

                  Restricted Stock are registered in the name of the Participant, the Committee may require that (A) "stop transfer" instructions be placed against such Restricted Stock with the Company's transfer agent, (B) such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, (C) the Company retain physical possession of the certificates, and
                  (D) the Participant deliver stock powers to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) DIVIDENDS AND SPLITS. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

                           (v) MINIMUM VESTING PERIOD. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

                  (e) DEFERRED STOCK AWARD. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

                           (i) AWARD AND RESTRICTIONS. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

                           (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion

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

                  thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

                           (iii) DIVIDEND EQUIVALENTS. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

                  (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

                  (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

                  (h) PERFORMANCE AWARDS. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 hereof. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 hereof or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8 hereof. The amount of the Award to be distributed shall be conclusively determined by the

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

Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

                  (i) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of this Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under this Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under this Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Rights granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

                  (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company's securities are listed or quoted for trading and, if not listed or quoted for trading on either the American Stock Exchange or a national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to
Section 10(e) hereof, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

                  (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

         8. CODE SECTION 162(M) PROVISIONS.

                  (a) COVERED EMPLOYEES. If and to the extent that the Committee determines at the time a Restricted Stock Award, a Performance Award, or an Other Stock-Based Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 8 is applicable to such Award.

                  (b) PERFORMANCE CRITERIA. If a Restricted Stock Award, a Performance Award or an Other Stock-Based Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related

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

Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pre-tax earnings, earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or
(iii) a change in accounting standards required by generally accepted accounting principles.

                  (c) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                  (d) ADJUSTMENTS. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this
Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

         9. CHANGE IN CONTROL.

                  (a) EFFECT OF "CHANGE IN CONTROL." Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a "Change in Control," as defined in Section 9(b):

                           (i) Any Option or Stock  Appreciation  Right that was
                  not previously vested and exercisable as of the time of the Change in Control shall become immediately vested and exercisable, subject to applicable restrictions set forth in
                  Section 10(a) hereof.

                           (ii) Any  restrictions,  deferral of settlement,  and
                  forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under this Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

                           (iii) With respect to any outstanding Performance Award, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award subject to achievement of performance goals and conditions under this Plan, (A) a pro rata portion of the Award shall be considered earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and (B) the value at target performance of the remaining portion of the Award shall be converted to a Restricted Stock Award, or a Deferred Stock Award for purposes of Section 9(a)(iv). If Awards are not assumed or substituted for by the successor company pursuant to Section 9(a)(iv), then the full Award shall be considered earned and payable.

                           (iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other
                  Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting the Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

                  (b) DEFINITION OF "CHANGE IN CONTROL". Unless otherwise specified in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

                           (i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change in
                  Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

                           (ii) During any period of two (2)  consecutive  years
                  (not including any period prior to the Effective Date), individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as

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

                  the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the
                  Outstanding  Company  Common  Stock  and  Outstanding  Company
                  Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the stockholders of the Company of a
                  complete liquidation or dissolution of the Company.

         10.      GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

                  (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest granted under this Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and

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

conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under this Plan from or through any Participant shall be subject to all terms and conditions of this Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

                  (c) ADJUSTMENTS.

                           (i)  ADJUSTMENTS  TO PLAN SHARES AND  AWARDS.  In the
                  event that, at any time and from time to time subsequent to the Effective Date, there occurs any stock dividend, extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event relating to or affecting the outstanding Shares and/or such other securities of the Company or any other applicable issuer, then the number of Shares then available under this Plan shall be arithmetically or otherwise appropriately adjusted to reflect the effects of such transaction or event, and the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

                           (ii) ADJUSTMENTS IN CASE OF CERTAIN CORPORATE TRANSACTIONS. In the event of any proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Award or substitute an equivalent option, right or other award. If the successor or acquiring entity or an affiliate thereof does not cause such an assumption or substitution of any Award, then that Award shall terminate upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

                           (iii) OTHER ADJUSTMENTS.  In addition,  the Committee
                  (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with
                  Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) TAXES. The Company and any Related Entity are authorized to withhold, from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) CHANGES TO THIS PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate this Plan, or the Committee's authority to grant Awards under this Plan, without the consent of stockholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in or in a manner in violation of this Plan; provided that, without the consent of an affected Participant, no such Committee or Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary contained in this Plan, but subject to the express requirements of this Plan with regard to the minimum exercise price or other pricing applicable to Options or Stock Appreciation
Rights (as the case may be), the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the stockholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciate Rights and replace them with Awards having a lower exercise price without the prior approval of the stockholders of the Company.

                  (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time,
(iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

                  (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under this Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of this Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THIS PLAN. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

                  (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the jurisdiction of incorporation of the Company without giving effect to principles of conflict of laws and excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

                  (k) NON-U.S. LAWS. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of this Plan.

                  (l) PLAN EFFECTIVE DATE AND SHAREHOLDER APPROVAL; TERMINATION OF PLAN. This Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to this Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event that stockholder approval is not obtained. This Plan shall terminate at the earliest of (i) such time as no Shares remain available for issuance under this Plan, (ii) termination of this Plan by the Board, or (iii) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of this Plan shall remain in effect until they have been exercised or terminated, or have expired.

                              DHB INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the proxy statement and hereby constitutes and appoints Dawn M. Schlegel, with the power of substitution, as Proxy of the undersigned to represent and vote all shares of Common Stock, par value $0.001 per share, of DHB Industries, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company's subsidiary, Point Blank Body Armor, Inc., located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069, at 4:00 p.m. local time on December 30, 2004 and at any adjournment or postponement thereof. This Proxy hereby revokes any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED IN THE PROXY STATEMENT AND "FOR" PROPOSALS 2 AND 3.

         [X] Please mark your votes as in this example.

1.       To elect as directors, all the persons names below. [ ]For [ ]Withheld

         David H. Brooks             Gary Nadelman               Jerome Krantz
         Cary Chasin                 Dawn M. Schlegel            Barry Berkman

         To Withhold Your Vote For One Or More Nominees, Write That Nominee's Name In the Space Provided Below:
         -----------------------------------------------------------------------


2. To ratify the appointment of Weiser LLP as independent auditors of the Company for 2004.
         For:________               Against: ___________      Abstain: _________

3.       To approve the proposed 2004 Omnibus Equity Incentive Plan.

         For:________               Against: ___________      Abstain: _________

4. In her discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

         (Signature should conform exactly to name shown on the proxy. When joint tenants hold shares, both should sign. Executors, administrators, guardians, trustees, attorneys and officers signing for corporations should give full title.)

         Date: _______________________________________________

         Signature: __________________ Signature if held jointly:_______________

         Please date, sign and return this Proxy promptly using the enclosed envelope.